                        HARTFORD MONEY MARKET FUND, INC.
                         SUPPLEMENT DATED MARCH 3, 1997
                      TO THE PROSPECTUS DATED MAY 1, 1996

    Effective March 3, 1997, The Hartford Investment Management Company, investment manager to the Hartford Money Market Fund, Inc. (the "Fund") and an indirect wholly owned subsidiary of ITT Hartford Group, Inc. ("The Hartford"), has changed its name to HL Investment Advisors, Inc. On that same date a newly formed wholly owned subsidiary of The Hartford has been renamed The Hartford Investment Management Company ("HIMCO"), HL Investment Advisors, Inc. has entered into an agreement with HIMCO for HIMCO to provide investment services to HL Investment Advisors in connection with the Fund. As a corporate affiliate of HL Investment Advisors, Inc., HIMCO will be reimbursed by HL Investment Advisors for the costs it incurs in providing such services and will receive no other compensation. Therefore, the investment management fees charged to the Fund will remain the same. In addition, the personnel responsible for managing the Fund has not changed. For additional information on the investment management of the Fund please see "Management of the Fund" in the prospectus.